Investor Roadshow Copyright © 2007 Portland General Electric. All Rights Reserved. August 2007 Exhibit 99.1

Information Current as of August 3, 2007
The information in this presentation is current as of August 3, 2007 - the date on which PGE filed its Quarterly Report on
Form 10-Q for the quarter ended June 30, 2007 - and should not be relied upon as being current as of any subsequent date.
PGE undertakes no duty to update the presentation, except as may be required by law.
Forward-looking Statements
This presentation contains statements that are forward-looking within the meaning of Section 27A of the Securities Act of
1933 and Section 21E of the Securities Exchange Act of 1934.  Forward-looking statements are statements of expectations, beliefs, plans, objectives, assumptions or future events or performance.  Words or phrases such as "anticipates,"
"believes," "should," "estimates," "expects," "intends," "plans," "predicts," "projects," "will likely result," "will continue," or similar expressions identify forward-looking statements.  The forward-looking statements in this presentation include, but are not limited to, events related to 2007 earnings guidance, statements concerning estimated capital expenditures in 2007, final review of the deferral of excess power costs for the Boardman Plant outage; final approval of rates for the new Port
Westward power plant; completion and rate treatment of Phase I of the Biglow Canyon Wind Farm and the Advanced
Metering Infrastructure (AMI) project; the expected completion dates of Phases II and III of the Biglow Canyon Wind Farm;
statements concerning the estimated cost savings resulting from deployment of AMI; statements concerning the recovery of costs through future rate increases; changes in weather, hydroelectric, and energy market conditions, which could affect the availability and cost of fuel or purchased power; and the outcome of various legal and regulatory proceedings.
Although PGE believes that the expectations reflected in any forward-looking statements are based on reasonable assumptions, PGE can give no assurance that its expectations will be attained.  Factors that could cause actual results to differ materially from those contemplated include, among others, events related to governmental policies; the outcome of legal and regulatory proceedings; changes in weather, hydroelectric, and energy market conditions; wholesale energy prices; operational factors affecting PGE's power generation facilities; growth and demographic patterns in PGE's service territory; general political, economic, and financial market conditions; other factors that might be described from time to time in PGE's filings with the Securities and Exchange Commission.
Any forward-looking statement speaks only as of the date on which such statement is made, and, except as required by law,
PGE undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events.
Cautionary Statement

Presenting Team Jim Piro, Executive Vice President, Finance, Chief Financial Officer and Treasurer Bill Valach, Director of Investor Relations Chris Liddle, Analyst, Investor Relations 3

Investment Highlights
•
Portland General Electric is a well-capitalized, vertically integrated, regulated electric utility
•
Earnings and dividend growth driven by load growth and investment in regulated assets
– Annual capital expenditures are expected to significantly exceed depreciation
•
Diversified power supply portfolio includes hydro, coal, wind and natural gas-fired resources
•
Proactive, open working relationship with regulators
•
Experienced management team with a strong track record
•
Strong balance sheet and stable cash flow

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84
I-5
Willamette River
Clackamas River

Portland General Electric

Company Overview
•
793,000 retail customer accounts
•
Service territory population 1.6 million,
43% of state’s population
•
52 cities served – Portland and Salem the largest
•
Net Utility Plant – $2.31 billion
(1)
– Generation $536 million
– Distribution $987 million
– Transmission $145 million
– CWIP $412 million
– Other $227 million
•
4,000-square-mile service area
•
26,000 miles of T&D lines
•
2,374 MW of generation
(2)
•
Summer peak load of 3,706 MW (2006)
•
Winter peak load of 4,073 MW (1998)
•
Annual demand of 2,348 MWa (weather adjusted)
•
2,635 employees
OR
WA
(1) Source: 2006 FERC Form 1.
(2) Includes Port Westward.
Note: All numbers updated for year-ending December 31, 2006.
OREGON
WASHINGTON
Beaver
Port Westward
Oak Grove
Portland
Bull Run
Columbia River
Pelton
Round Butte
(Madras)
Colstrip 3
Colstrip 4
(Montana)
Salem
North Fork
Biglow Canyon
5
Boardman
Coyote Springs
Faraday
River Mill
T.W. Sullivan

Statement of Direction:  2007-2009
Focus Goals:
Reliable, reasonably priced power
– Design and maintain a reliable energy
resource portfolio, maintaining high plant availability and achieving stable, predictable and reasonable prices.
High customer value
– Achieve high customer value by doing a great job of
understanding and meeting our customers' needs.
Strong financial performance
– Achieve a return on equity that is at or above
our peers.
Engaged, valued workforce
– Attract, retain and engage employees to
achieve a performance advantage for PGE and provide a fulfilling work experience.
Active corporate responsibility
– Act in a manner true to our values and
uphold our core principles as we work with stakeholders to effectively balance and prioritize operational and policy decisions.

(1) 2006 10-K.
Attractive and Growing Customer Base
Revenue by Customer Group
15%
39%
46%
Residential Industrial
Commercial
Customers
(1)
Revenues
($ mm)
(1)
Energy
(000s of
MWh)
(1)
Residential 696,779 $628 7,573
Commercial 95,734 541 7,749
Industrial
259 200 4,110
Total 792,772 $1,369 19,432
Retail Revenue and Load Growth
1.7% annualized customer growth from
1996-2006, with 1.7% customer growth in 2006

Population growth (%)

Average Annual Growth 1.6%
PGE Customers

Portland General Electric

Growing Oregon Economy
•
Growth in Oregon’s economy is expected to require further investment by PGE to meet increased energy demand
– Growth in Portland and Salem exceeds rest of state – core operational areas for PGE
•
Taking advantage of steady state population growth, PGE has achieved annual customer growth of 1.6% since the end of 2002
Population Growth – US vs. Oregon Customers
1.0%
1.3%
1.0%
1.7%
'02-'06 US '02-'06 OR '05-'06 US '05-'06 OR
792,772
779,837
767,066
754,028
743,473
2002 2003 2004 2005 2006
Residential Commerical Industrial
Source: Oregon office of Economic Analysis, PGE customer database, US Census Bureau.

Investment Opportunities
Regulated Growth
•
Net short utility
•
Growing customer base
•
Capital investments outpace
depreciation
•
Potential capital investment of
$550 - $650 million
2
for Biglow
Canyon Phases II & III across 2007
- 2010
(1) Excludes AFDC and Advanced Metering Infrastructure. Forecasted expenditures are preliminary and subject to change.
(2) Excludes AFDC.
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$650 - $670
$310 - $330
$525 - $535
$0
$100
$200
$300
$400
$500
$600
$700
2007 2008 2009
($ mm)
Capital Expenditures Range
1
Depreciation & Amortization
$180 - $200

Power Supply Strategy
•
Manage power supply operations to:
– Capitalize on PGE’s assets and position in the marketplace
– Meet load in most economic fashion to lower costs to customers
– Capture the benefits of PGE’s assets and their positioning in real-time markets
– Manage and monitor risks with appropriate systems and processes to assure strategy is prudently implemented
•
PGE’s Integrated Resource Plan is a road map to provide reliable affordable electricity for the long term
– Latest IRP filed on June 29, 2007
– Public process
– Acknowledgement standard from OPUC
– IRP includes a combination of energy efficiency, renewable and purchased power

Power Supply Portfolio
2007E Generation Capacity
% of Total
Capacity
Physical
Capacity
Hydro
Deschutes River Projects
Clackamas/Willamette
River Projects
(1)
Hydro Contracts
Natural Gas/Oil
Beaver Units 1-8
Coyote Springs
Coal
Boardman
Colstrip
298 MW
212
602
1,112
545 MW
243
1,188
380 MW
296
676
7.8%
5.5
15.7
29.1
9.9%
7.7
17.7
Port Westward 400
14.3%
6.4
10.5
31.1
Wind
Klondike II Contract 0.7%
2007E Peak Load
(2)
3,823 MW
27 MW
Net Purchased Power
Short-/Long-term 21.4% 820 MW
100.0%
Boardman Coal Plant
(1) Includes Bull Run located on the Sandy River.
(2) Estimated peak as of January 1, 2007.
Note: Totals may not foot due to rounding.

Generation Expansion – Port Westward
Port Westward
•
Clatskanie, Oregon
•
CCGT utilizing Mitsubishi G-class turbine
•
400 MW gas-fired plant
•
6,826 heat rate
(without duct-firing)
•
$280 million
(through June 30, 2007, including AFDC)
•
Placed into service June 11, 2007
•
EPC contractor: Black & Veatch
– Fully wrapped EPC contract
•
Power island mft.: Mitsubishi
Power Systems
August 2001 March 2006
June 2007

Generation Expansion - Biglow
Biglow Canyon Wind Farm
•
Columbia Gorge,
eastern Oregon
•
400 – 450 MW total installed capacity
•
Phase 1: 125 MW
– $255 - $265 million
(including AFDC)
– 76 Vestas turbines
– 1.65 MW/turbine
– 37% capacity factor
– 27 year asset life
•
Expected online December 2007
•
Phases II & III under review
– Construction 2008 – 2010

Generation Growth Opportunity
Load Growth
PGE’s retail load is expected to grow
consistently while selected long-term
power purchase contracts expire, driving
need for additional generation capacity
Assumptions:
– 1.9% annual load growth through 2015
– Expiration of certain contract hydro
rights by 2012
– Energy supply based on plant
capabilities under normal hydro and
operating conditions
– Most of our Beaver CCT facility is
treated as an intermediate (capacity)
resource and is not included as an
energy resource
Load Resource Balance
Annual Average Energy (1)(2)
Retail Load & Resource Balance
Peak Capacity (1)
(1) Data as of June 29, 2007.
(2) Includes Energy Trust of Oregon energy efficiency. Does not include 5-year opt out ESS customers.
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0
1000
2000
3000
4000
5000
6000
2009 2010 2011 2012 2013 2014 2015
Long-term Contracts
Generation
(Theoretical Availability, Normal Conditions)
1-in-2 Peak Retail Load + 12% Reserves
MW MW 1,540 1,842
818 MWa
0
500
1000
1500
2000
2500
3000
2009 2010 2011 2012 2013 2014 2015
Generation
(Theoretical Availability,
Beaver used for peaking,)
Long-term Contracts
818 MWa
Retail Load
MWa 1,003

Generation Growth Opportunity
Proposed Action Plan
(1) Expected and potential resource actions, capacity need based on winter season.
(2) Assumes normal hydro.
(3) Renewable portfolio standard.
Note: Data as of June 29, 2007.
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Energy Capacity
Energy/Capacity Actions
(1)
MWa
(2)
% of Target MW
(2)
2012 Resource Target 818 - 1,540
Additional cost-effective EE 2008 – 2012 45 5% 59
Plant efficiency upgrades 7 1% 13
Hydro 70 9% 170
Biglow Canyon II & III (300 MW nameplate) 105 13% 45
PPAs of up to 5 year terms 180 22% 180
PPAs of 6 to 10 year terms 192 23% 192
Required added renewables to meet 2015 RPS
(3)
218 27% 133
Total of Possible Energy Actions 818 100% 792
Dual-purpose (Capacity and Wind following) SCCTs - - 100
Load control, curtailment tariff, DSG - - 140
Seasonal capacity purchases - - 508
Total of Possible Energy & Capacity Actions - - 1,540

Generation Growth Opportunity
Proposed Action Plan - Generation Capacity
16%
21%
6%
32%
17%
8%
Purchased
Coal
2012E Power Sources
(1)
Total PGE System Capability 3,423 MW
2012E Peak Load 4,127 MW
18%
29%
31%
22%
Purchased
Hydro
(2)
Coal
Gas
Total PGE System Capability
(3)
3,003 MW
2007E Peak Load
(4)
3,823 MW
2007E Power Sources
(1)
Non-hydro
Renewables
Hydro
(2)
Gas
(1) As a percent of peak load, 2012 data as of June 29, 2007. 2012E assumes PGE ownership of proposed action plan assets.
(2) Includes long-term hydro contracts.
(3) Includes 27 MW of capacity from a long-term wind contract.
(4) Estimated peak as of January 1, 2007.

EE, DSG &
Load Control

Forward Capital Expenditures Driving Rate Base Growth
Capital Expenditures
•
Attractive growth opportunities through capital investment in core utility assets
•
Earnings expected to grow 4 to 6 percent per year over the long term
•
Depreciation and amortization of $180 - $200 million (2007 – 2009)
(1) Does not include AFDC.
(2) Under review; forecasted expenditures are preliminary and subject to change.
(3) Phase II & III timing subject to turbine availability and project economics.
(4) Includes maintenance and upgrades on transmission, distribution and existing generation as well as new customer connects.
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$130 - $135
Advanced Metering Infrastructure
2
- - - - $16
Port Westward
$150 - $160
Hydro Relicensing
2
- $550 – $650 Biglow Canyon Wind Farm: Phase II & III
3
$245 - $250
-
2009
$210 - $215
$130 - $140
-
2008
- -
$200 - $205
Biglow Canyon Wind Farm: Phase I
- Boardman emissions controls
2
Ongoing capital expenditures
4
Projects (in
millions)¹
$225 - $230 $240 - $245 $185 - $190
2011 2010 2007

Proactive Regulatory Strategy
Oregon Public Utility Commission
•
Three-member governor-appointed Commission with four-year terms
•
Rates set based on a forward test year
PGE’s Approach to Regulation
•
Communicate constantly
– No surprises
– Understand our issues; participate in crafting solutions
•
Seek agreement on goals or outcomes
•
Propose paths
– Internally consistent alternatives
– Alignment of interests always preferable
•
Keep an eye on total result: must be reasonable, in context
Deregulation
•
Oregon’s approach allows direct access for industrial and commercial customers beginning March 2002
•
PGE essentially economically neutral to customers choosing direct access
•
Estimate that 10 percent of load from largest customers will be served by energy service suppliers in 2007

Strong Management and Engaged, Valued Workforce
•
Experienced management team with officers averaging 26 years in the utility industry
•
Dedicated and knowledgeable employee base of over 2,600
•
Scorecard-driven and customer-focused culture
•
Continued cost-effective and reliable plant operations

Recent Financial Results
•
Invested over $800 million in system since 2002
•
Operating statistics positive
•
Solid customer satisfaction
•
Volatile hydro conditions
•
2005 and 2006 Boardman outage
•
Lack of power cost adjustment mechanism
•
Senate Bill 408 reserve
Key Drivers of Historical Performance
Financial Summary
Year End 12/31 Year-to-Date 6/30
2005 2006
2006 2007
Revenue $1,446 $1,520 $732 $838
Net Operating Income 126 121 47 120
Net Income 64 71 21 101
EPS
$1.02 $1.14
$0.34 $1.61

($ in millions, except for per share amounts)

Regulatory and Financial Highlights since 2006
•
General Rate Case for 2007 test year concluded
•
Boardman deferral granted which allows PGE to apply to recover a portion of the replacement power costs
•
OPUC supportive of adding wind generation to PGE rate base
•
Reached a settlement that resolves all issues between PGE and certain
California parties relating to wholesale transactions in the Western Power markets in 2000-2001
•
PGE credit ratings, balance sheet and access to capital remain strong
Current Ratings Sr. Secured Sr. Unsecured Outlook
S&P
(1)
BBB+
BBB
Negative
Moody's Baa1
Baa2
Stable
(1) S&P rates the business risk of PGE at “5” on a scale of 1 to 10 with 1 being the least risky.  Most integrated utility companies are rated from 4 to 6 on this scale.

2007 Rate Case Results
(1) Includes annualized rate base of Port Westward.
Power Cost Adjustment Mechanism – 90/10 sharing mechanism after application of ROE deadband; subject to an earnings test
Intra-year Power Cost Adj.
10.1% Allowed ROE
Annual Power Cost Update Tariff – annual reset of net variable power costs in January of each year
Annual Power Cost Adj.
2007 Test Year
UE-180, 181 & 184
50% Capital Structure
$2.009 billion including Port Westward¹
Avg. Rate Base

Regulatory Update
• PGE absorbs all costs/benefits within the ROE band irrespective of power cost variances
• After the earnings test and application of the power cost sharing PGE can earn up to 9.1% and down to 11.1% return on equity
Power cost sharing
100 Bps
10.1%
9.1%
11.1%
100 Bps
Customer Refund
Customer Surcharge
150 Bps
of ROE
Baseline
NVPC
75 Bps
of ROE
90/10 Sharing¹
90/10 Sharing¹
Power Cost Adjustment Mechanism
Annual Power Cost Update Tariff
• Annual reset of rates based on forecast of net variable power costs for the coming year. Following OPUC approval, new prices go into effect on or around January 1 of the following year
Earnings test
($11.7) million²
$23.4 million²
(1) 90 percent with customers, 10 percent with PGE.
(2) Sharing deadband for 2007. Subject to change for future years.

Customer Refund
Customer Surcharge

$1,766
$2,009
(2)
$1,600
$1,700
$1,800
$1,900
$2,000
$2,100
2002 2007
($ mm)
Rate Base Growth Opportunities
Capital Expenditures Approved Average Rate Base
45%
42%
43%
47%
50%
30%
35%
40%
45%
50%
55%
60%
2003 2004 2005 2006 2007E
Debt/Capitalization
S&P “BBB”: 50% - 60%
(1)
$167
$194
$255
$371
$529
0
100
200
300
400
500
600
2003 2004 2005 2006 2007E
($ mm)
(1)
(1) Forecasted expenditures are preliminary and subject to change.
(2) Includes annualized rate base of Port Westward.
Note: S&P target credit statistic range based on Business Position 5.

Regulatory and Legal Update
Boardman Coal Plant deferral
• $26.4 million granted
• File for amortization in third quarter 2007
• Subject to OPUC prudence review, complete process late 2007 / early 2008
Senate Bill 408 (utility income taxes)
• Beginning January 2006, implements an annual rate adjustment if the difference between income taxes collected in rates and income taxes paid to taxing authorities exceeds $100,000
• OPUC adopted permanent rules using “fixed” methodology for determining income taxes in rates
• Recent legislative session did not address “double whammy” impact
Trojan Nuclear Plant: Recovery of return on investment
• OPUC proceedings
– Rate reset phase in abeyance
• Class action proceedings
– Ordered abated pending OPUC action
Bonneville Power Administration: Residential Exchange Credit
• May 21, 2007 residential exchange credit suspended
• June 1, 2007 residential and small farm customer rates increased reflecting suspension of credit
• Working with stakeholders to restore benefits for customers

Drivers of Future Performance
•
Strong economic and load growth in service territory
•
Continued operational excellence and customer focus drive core utility performance
•
Investments in prudent rate base assets drive earnings and dividend growth
•
Work closely with regulators and customer groups to achieve fair regulatory outcomes
•
New mechanisms for sharing power cost volatility with customers enhance stability of PGE earnings

Dividends
Dividends
•
Current annualized dividend of 94 cents per share, increased on
May 2, 2007, from 90 cents per share
•
Current quarter’s dividend of 23.5 cents per share payable on
October 15, 2007, to shareholders of record as of September 25,
2007
•
Over the long term, we expect a target dividend payout ratio in the
60 percent range

Strategy for Success
Portland General Electric is a well-capitalized, stable
company with on-going growth opportunities
Stability
•
Vertically integrated,
regulated business
•
Strong balance sheet/
credit ratings
•
Experienced
management team
•
Supportive regulatory
environment
Growth
•
Strong load and
customer growth
•
Necessary and prudent
regulated rate base
investment opportunities
•
Earnings and dividend
growth

Investor Relations Contact Information
William J. Valach
Director, Investor Relations
503.464.7395
William.Valach@pgn.com
Portland General Electric Company
121 SW Salmon Street
Suite 1WTC 0403
Portland, OR 97204
www.PortlandGeneral.com
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